SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

DWS RREEF Real Estate Securities Fund
The following changes are effective on or about January 1, 2021:
The following information is added under the “AVERAGE ANNUAL TOTAL RETURNS” table in the “PAST PERFORMANCE” section of the fund’s summary prospectus and the summary section of the fund's prospectus.
FTSE NAREIT All Equity REITs Index replaced the MSCI US REIT Index as the fund’s comparative secondary benchmark index because the Advisor believes the FTSE NAREIT All Equity REITs Index more closely aligns with the fund’s existing strategy.
The following disclosure is added under the “ADDITIONAL INDEX INFORMATION” sub-section under the “Appendix A” section of the fund’s prospectus.
FTSE NAREIT All Equity REITs Index contains all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The index is part of the FTSE NAREIT US Real Estate Index Series, which is designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the US economy. The index series provides investors with exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets.
Please Retain This Supplement for Future Reference
November 23, 2020
PROSTKR20-47